UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM N-CSRS


            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


Investment Company Act file number 811-04612

Name of Fund:  Merrill Lynch EuroFund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
     Officer, Merrill Lynch EuroFund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 04/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
EuroFund


Semi-Annual Report
April 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch EuroFund
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch EuroFund


Portfolio Information as of April 30, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Royal Bank of Scotland Group Plc                   4.0%
Total SA                                           4.0
Barclays Plc                                       3.6
BP Plc                                             3.5
RWE AG                                             2.8
Credit Suisse Group                                2.8
ENI SpA                                            2.5
BNP Paribas                                        2.5
GlaxoSmithKline Plc                                2.4
Peugeot SA                                         2.3



                                               Percent of
Five Largest Industries*                       Net Assets

Commercial Banks                                  20.7%
Oil & Gas                                         11.8
Insurance                                          6.5
Diversified Telecommunication Services             5.5
Diversified Financial Services                     4.8

 * For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


Geographic Allocation as a Percentage of Total Investments as of April 30, 2005

A pie chart illustrates the following:

                                               Percent of
                                                 Total
Country                                       Investments

Belgium                                            2.1%
Denmark                                            1.3%
France                                            15.0%
Germany                                           12.1%
Ireland                                            1.7%
Italy                                              8.9%
Netherlands                                        7.6%
Norway                                             4.9%
Portugal                                           1.7%
Spain                                              1.5%
Sweden                                             4.1%
Switzerland                                        8.3%
United Kingdom                                    30.1%
Other*                                             0.7%

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH EUROFUND, APRIL 30, 2005


A Letter From the President


Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:


Total Returns as of April 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +3.28%        + 6.34%
Small-cap U.S. equities (Russell 2000 Index)                            -0.15%        + 4.71%
International equities (MSCI Europe Australasia Far East Index)         +8.71%        +14.95%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.98%        + 5.26%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.93%        + 6.81%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.65%        + 6.92%


After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH EUROFUND, APRIL 30, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its benchmark and its Lipper category average for the six-month period, as we continued to invest in stocks leveraged to an economic recovery in Europe.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2005, Merrill Lynch EuroFund's Class A, Class B, Class C, Class I and Class R Shares had total returns (in U.S. dollar terms) of +11.31%, +10.82%, +10.86%, +11.47% and +11.26%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International
(MSCI) Europe Index, returned +9.55% (net return in U.S. dollar terms), while the Fund's comparable Lipper category of European Region Funds posted an average return of +10.14%. (Funds in this Lipper category invest in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.)

During the past six months, we observed a significant sector rotation within the equity markets. European equity markets advanced strongly from November 2004 to mid-March 2005. Despite a challenging macroeconomic backdrop (including another sharp spike in the price of oil, rising U.S. interest rates and a weak U.S. dollar), the markets found support in the uncontested outcome of the U.S. presidential election and generally encouraging company results in Europe. Not surprisingly, in this environment of rising stock prices, cyclical areas of the market and financial sectors with direct exposure to the equity markets outperformed. Nevertheless, this momentum came under pressure in the final months of the semi-annual period. Equity markets were dragged down by concerns over global economic growth and investor fears that higher inflation would bring more aggressive interest rate hikes by the U.S. Federal Reserve Board. The materials and information technology sectors led the decline, which was further accelerated by investor fears over the weaker growth outlook. In this environment, it was the more defensive sectors and higher-quality companies that outperformed.


What factors influenced Fund performance during the period?

Both stock selection and sector exposure had a positive impact on performance over the past six months. Favorable stock picking in sectors such as capital goods, banks and diversified financials benefited the Fund's relative results. Our stock selection in these sectors provided better returns than the benchmark's stocks. The portfolio also benefited significantly from its underweight exposure to information technology and telecommunications, as both sectors underperformed the broader market during the period.

Conversely, sectors that detracted from Fund returns, primarily due to stock-specific performance, were food and staples retailing and materials. Our underweight positions in food, beverage and tobacco, as well as pharmaceuticals, also hampered relative results.

At the individual stock level, the Fund benefited from its overweight positions in Capitalia SpA, Deutsche Boerse AG and Continental AG. Capitalia (with an absolute return of +42%) performed well after stronger-than-expected earnings reflected the effects of restructuring and cost cutting, as well as bid speculation within the Italian banking sector. Deutsche Boerse (+51%), a trading exchange, benefited after the company announced it was withdrawing its bid for the London Stock Exchange in favor of returning cash to shareholders through share buybacks. Finally, German car components maker Continental (+35%) appreciated in response to strong demand from auto manufacturers for its ESP (electronic stability program) product. Other top performers included French construction group Vinci SA (+28%), U.K. tobacco manufacturer Gallaher Group Plc (+23%) and Norwegian oil producer Statoil ASA (+20%).

Stocks that detracted most from relative performance included French car manufacturer PSA Peugeot Citroen SA (-4%), which fell as the company disappointed investors by not increasing its dividend; U.K. retailer Boots Group Plc (-4%), which declined due to a poor earnings statement and concerns over a slowdown in U.K. consumer spending; Portuguese utility company Energias de Portugal SA (EDP) (0%), which underperformed in line with the broader utility sector; and French bank BNP Paribas (-3%) and the Royal Bank of Scotland Group Plc (+5%), both of which suffered on general concerns over European economic growth and a consumer slowdown. Although Royal Bank of Scotland achieved a positive absolute return over the past six months, it underperformed the broader market and our overweight position proved unfavorable to relative results.



MERRILL LYNCH EUROFUND, APRIL 30, 2005



What changes were made to the portfolio during the period?

In the U.K. market, we added to our position in Gallaher given its relatively attractive valuation and high dividend yield. The company also has been the subject of takeover rumors within the tobacco industry. Similarly, we increased our position in Cadbury Schweppes Plc based on its attractive valuation and positive news flow on the Adams acquisition. Cadbury Schweppes became the world's largest confectionery company following the acquisition of Adams group, a unit of U.S.-based Pfizer. The additions were funded through the sale of consumer goods leader Unilever Plc and insurance company Aviva Plc, both of which reached our target prices.

In mainland Europe, we liquidated our position in Anglo Dutch oil major
Royal Dutch Petroleum Co. We used the proceeds to add to our position in Norwegian oil company Statoil, which is trading at an attractive valuation and should benefit from the recent high oil price. We also sold our holding in Swiss investment bank UBS AG in favor of Credit Suisse Group, which is trading at an attractive valuation and, in our view, should benefit from management's restructuring of its investment management division. Other significant purchases in mainland Europe included German utility company
RWE AG, Norwegian telecommunications company Telenor ASA, French retailer Carrefour SA, Danish bank Danske Bank A/S and French car manufacturer PSA Peugeot Citroen. Finally, a number of Fund holdings were sold during the period as they reached our target prices. These included Swiss pharmaceutical company Novartis AG, Italian electricity supplier Enel SpA and Belgian bank Dexia.

The individual transactions executed during the period resulted in some change in the portfolio's sector composition. The Fund's five largest industries at April 30, 2005 were commercial banks (20.7% of net assets), oil and gas (11.8%), insurance (6.5%), diversified telecommunication services (5.5%) and diversified financial services (4.8%). This compared to the five largest allocations at October 31, 2004: commercial banks (20.8%), oil and gas (14.1%), diversified telecommunication services (6.3%), electric utilities (5.8%) and insurance (5.2%).


How would you characterize the Fund's position at the close of the period?

At the end of the period, the Fund was overweight in cyclical and financial stocks and underweight in growth companies and the defensive areas of the market. More specifically, the Fund was overweight in capital goods, banks and diversified financials, and underweight in pharmaceuticals, media, software and hardware technology. Because we employ a bottom-up management approach, the Fund's exposures are largely a result of stock selection among undervalued equity investments rather than perceived fundamentals in a given sector. Overall, the Fund is invested in companies that we believe should benefit from a continued recovery in European economies.

Recent surveys suggest that business confidence has deteriorated in Europe against a backdrop of a strong euro and high energy prices. However, earnings growth remains robust at close to double-digit levels despite weak nominal revenue trends due to corporate restructuring, both financial and operational. European equity valuations look attractive on both an absolute and relative basis. The consensus view is that economic growth will remain below its potential rate for the foreseeable future. As a result, few observers expect the European Central Bank to raise interest rates any time soon, and official interest rates in the United Kingdom may also be close to a peak now.

We continue to believe that fundamental factors such as earnings growth and cash-flow generation will be increasingly important to investors and believe that Merrill Lynch EuroFund is well positioned for progress in the future.


James Macmillan
Portfolio Manager


May 31, 2005


We are pleased to announce that James Macmillan is now primarily responsible for the day-to-day management of Merrill Lynch EuroFund. Mr. Macmillan has been a Managing Director of Merrill Lynch Investment Managers, L.P. since 2000 and a Director thereof from 1993 to 2000.



MERRILL LYNCH EUROFUND, APRIL 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account management fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH EUROFUND, APRIL 30, 2005



Performance Data (continued)


Recent Performance Results
                                                                   6-Month            12-Month          10-Year
As of April 30, 2005                                             Total Return       Total Return      Total Return
ML EuroFund Class A Shares*                                         +11.31%            +19.47%          +191.15%
ML EuroFund Class B Shares*                                         +10.82             +18.53           +173.48
ML EuroFund Class C Shares*                                         +10.86             +18.56           +169.00
ML EuroFund Class I Shares*                                         +11.47             +19.71           +198.57
ML EuroFund Class R Shares*                                         +11.26             +19.38           +187.65
MSCI Europe Index**                                                 + 9.55             +18.30           +143.44

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
   Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.


MERRILL LYNCH EUROFUND, APRIL 30, 2005



Performance Data (continued)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 4/30/05                  +19.47%          +13.20%
Five Years Ended 4/30/05                + 5.06           + 3.93
Ten Years Ended 4/30/05                 +11.28           +10.68

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 4/30/05                  +18.53%          +14.53%
Five Years Ended 4/30/05                + 4.24           + 3.90
Ten Years Ended 4/30/05                 +10.58           +10.58

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 4/30/05                  +18.56%          +17.56%
Five Years Ended 4/30/05                + 4.23           + 4.23
Ten Years Ended 4/30/05                 +10.40           +10.40

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 4/30/05                  +19.71%          +13.43%
Five Years Ended 4/30/05                + 5.31           + 4.18
Ten Years Ended 4/30/05                 +11.56           +10.96

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 4/30/05                                   +19.38%
Five Years Ended 4/30/05                                 + 5.05
Ten Years Ended 4/30/05                                  +11.14



MERRILL LYNCH EUROFUND, APRIL 30, 2005



Performance Data (concluded)


MSCI COUNTRY INDEX PERFORMANCE


Total Return for the 6-Month Period Ended April 30, 2005
In U.S. dollars*

                                           Percent of
Country                                   Total Return

Norway                                        14.8%
Denmark                                       14.5
Italy                                         12.0
Switzerland                                   11.5
United Kingdom                                10.3
Sweden                                         9.2
Spain                                          9.1
Finland                                        8.6
Netherlands                                    8.6
France                                         7.4
Germany                                        6.9
Ireland                                       (0.3)


Source: MSCI Europe Index.

* For the 6-month period ended April 30, 2005, total investment return for the MSCI Europe Index was +9.55%.



MERRILL LYNCH EUROFUND, APRIL 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2004 and held through April 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                           Expenses Paid
                                                                      Beginning           Ending         During the Period*
                                                                    Account Value     Account Value     November 1, 2004 to
                                                                     November 1,        April 30,            April 30,
                                                                         2004              2005                 2005
Actual

Class A                                                                 $1,000          $1,113.10              $ 6.53
Class B                                                                 $1,000          $1,108.20              $10.56
Class C                                                                 $1,000          $1,108.60              $10.62
Class I                                                                 $1,000          $1,114.70              $ 5.22
Class R                                                                 $1,000          $1,112.60              $ 7.74

Hypothetical (5% annual return before expenses)**

Class A                                                                 $1,000          $1,018.72              $ 6.24
Class B                                                                 $1,000          $1,014.88              $10.10
Class C                                                                 $1,000          $1,014.83              $10.15
Class I                                                                 $1,000          $1,019.96              $ 4.99
Class R                                                                 $1,000          $1,017.57              $ 7.39

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.24% for Class A, 2.01% for Class B, 2.02% for Class C, .99% for Class I and 1.47% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Schedule of Investments                                                         (in U.S. dollars)
                                                                        Shares
Country           Industry*          Common Stocks                        Held          Value
Belgium--2.1%

                  Diversified Telecommunication
                  Services--1.6%
                  Belgacom SA                                          306,774      $  11,785,579

                  Leisure Equipment & Products--0.5%
                  AGFA-Gevaert NV                                      113,056          3,702,860

                  Total Common Stocks in Belgium                                       15,488,439


Denmark--1.3%

                  Commercial Banks--1.3%
                  Danske Bank A/S                                      323,549          9,507,711

                  Total Common Stocks in Denmark                                        9,507,711


France--14.9%

                  Automobiles--2.3%
                  Peugeot SA                                           289,694         17,226,041

                  Commercial Banks--2.5%
                  BNP Paribas                                          278,486         18,436,456

                  Construction & Engineering--1.6%
                  Vinci SA                                              80,929         12,202,107

                  Food & Staples Retailing--1.4%
                  Carrefour SA                                         220,665         10,751,655

                  Hotels, Restaurants & Leisure--0.4%
                  Accor SA                                              66,617          3,058,373

                  Metals & Mining--1.5%
                  Arcelor                                              558,826         11,366,238

                  Oil & Gas--4.0%
                  Total SA                                             133,315         29,740,945

                  Pharmaceuticals--1.2%
                  Sanofi-Aventis                                        98,486          8,749,376

                  Total Common Stocks in France                                       111,531,191


Germany--12.0%

                  Air Freight & Logistics--1.9%
                  Deutsche Post AG                                     601,176         14,149,210

                  Auto Components--1.7%
                  Continental AG                                       171,039         12,648,486

                  Construction & Engineering--1.3%
                  Hochtief AG                                          325,642          9,706,519

                  Diversified Financial Services--1.6%
                  Deutsche Boerse AG                                   161,891         12,273,776

                  Diversified Telecommunication
                  Services--1.2%
                  Deutsche Telekom AG                                  458,109          8,684,789

                  Electric Utilities--1.5%
                  E.ON AG                                              131,703         11,198,485

                  Multi-Utilities & Unregulated
                  Power--2.8%
                  RWE AG                                               356,290         21,342,521

                  Total Common Stocks in Germany                                       90,003,786


Ireland--1.7%

                  Commercial Banks--1.7%
                  Bank of Ireland                                      854,002         12,989,850

                  Total Common Stocks in Ireland                                       12,989,850


                                                                        Shares
Country           Industry*          Common Stocks                        Held          Value
Italy--8.8%

                  Commercial Banks--3.8%
                  Banca Intesa SpA                                   1,653,798      $   7,921,434
                  Capitalia SpA                                      2,421,178         13,018,942
                  UniCredito Italiano SpA                            1,386,479          7,787,072
                                                                                    -------------
                                                                                       28,727,448

                  Diversified Telecommunication
                  Services--0.9%
                  Telecom Italia SpA                                 1,907,072          6,482,856

                  Insurance--1.2%
                  Fondiaria-Sai SpA                                    334,779          8,627,934

                  Oil & Gas--2.5%
                  ENI SpA                                              751,630         18,961,118

                  Transportation Infrastructure--0.4%
                  Societa Iniziative Autostradali e Servizi SpA        235,761          3,300,190

                  Total Common Stocks in Italy                                         66,099,546


Netherlands--7.6%

                  Commercial Services &
                  Supplies--1.1%
                  Buhrmann NV                                          967,988          8,636,530

                  Construction & Engineering--0.9%
                  Imtech NV                                            194,788          6,497,666

                  Diversified Financial Services--2.0%
                  ING Groep NV CVA                                     538,780         14,893,369

                  Food & Staples Retailing--1.3%
                  Koninklijke Ahold NV (a)                             834,517          6,335,257
                  Koninklijke Ahold NV (a)(b)(d)                       439,668          3,170,226
                                                                                    -------------
                                                                                        9,505,483

                  Household Durables--1.1%
                  Koninklijke Philips Electronics NV                   333,855          8,308,358

                  Insurance--1.2%
                  Aegon NV                                             699,083          8,792,405

                  Total Common Stocks in the Netherlands                               56,633,811


Norway--4.9%

                  Commercial Banks--1.3%
                  DNB NOR ASA                                        1,004,428          9,603,758

                  Diversified Telecommunication
                  Services--1.8%
                  Telenor ASA                                        1,627,245         13,622,641

                  Oil & Gas--1.8%
                  Statoil ASA                                          750,095         13,205,328

                  Total Common Stocks in Norway                                        36,431,727


Portugal--1.7%

                  Electric Utilities--1.7%
                  Energias de Portugal SA                            4,596,124         12,484,849

                  Total Common Stocks in Portugal                                      12,484,849


Spain--1.5%

                  Tobacco--1.5%
                  Altadis SA                                           268,049         11,394,546

                  Total Common Stocks in Spain                                         11,394,546


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Schedule of Investments (concluded)                                             (in U.S. dollars)
                                                                        Shares
Country           Industry*          Common Stocks                        Held          Value
Sweden--4.1%

                  Diversified Financial Services--1.2%
                  Investor AB                                          700,229      $   9,201,274

                  Insurance--1.0%
                  Skandia Forsakrings AB                             1,555,612          7,385,925

                  Machinery--1.9%
                  Volvo AB Class B                                     352,831         14,319,853

                  Total Common Stocks in Sweden                                        30,907,052


Switzerland--8.2%

                  Capital Markets--2.8%
                  Credit Suisse Group                                  498,553         21,064,367

                  Chemicals--1.2%
                  Clariant AG                                          567,228          8,939,942

                  Construction Materials--1.8%
                  Holcim Ltd.                                          225,228         13,733,891

                  Electrical Equipment--1.1%
                  ABB Ltd. (a)                                       1,352,914          8,494,933

                  Insurance--1.3%
                  Swiss Life Holding (a)                                69,525          9,626,989

                  Total Common Stocks in Switzerland                                   61,860,122


United Kingdom--29.8%

                  Aerospace & Defense--1.9%
                  BAE Systems Plc                                    2,901,427         14,230,002

                  Commercial Banks--10.1%
                  Barclays Plc                                       2,621,187         27,070,005
                  HBOS Plc                                             750,367         11,140,235
                  HSBC Holdings Plc                                    481,074          7,701,741
                  Royal Bank of Scotland Group Plc                     991,159         29,962,333
                                                                                    -------------
                                                                                       75,874,314

                  Food & Staples Retailing--1.2%
                  Boots Group Plc                                      801,622          9,224,062

                  Food Products--1.8%
                  Cadbury Schweppes Plc                              1,337,088         13,463,086


                                                                        Shares
Country           Industry*          Common Stocks                        Held          Value
United Kingdom (concluded)

                  Industrial Conglomerates--1.7%
                  Smiths Group Plc                                     763,558       $ 12,554,203

                  Insurance--1.8%
                  Prudential Plc                                     1,518,644         13,705,214

                  Oil & Gas--3.5%
                  BP Plc                                             2,595,234         26,484,435

                  Pharmaceuticals--2.4%
                  GlaxoSmithKline Plc                                  713,443         18,043,654

                  Specialty Retail--1.1%
                  Kesa Electricals Plc                               1,565,131          7,946,934

                  Tobacco--1.5%
                  Gallaher Group Plc                                   727,716         11,361,949

                  Transportation Infrastructure--1.6%
                  BAA Plc                                            1,057,169         11,741,634

                  Wireless Telecommunication
                  Services--1.2%
                  Vodafone Group Plc                                 3,573,162          9,352,024

                  Total Common Stocks in the
                  United Kingdom                                                      223,981,511

Total Common Stocks
(Cost--$587,567,051)--98.6%                                                           739,314,141



                                                                    Beneficial
Short-Term Securities                                                 Interest
Merrill Lynch Liquidity Series, LLC Cash Sweep
   Series I (c)                                                     $5,303,785          5,303,785

Total Short-Term Securities
(Cost--$5,303,785)--0.7%                                                                5,303,785

Total Investments
(Cost--$592,870,836**)--99.3%                                                         744,617,926
Other Assets Less Liabilities--0.7%                                                     5,504,064
                                                                                    -------------
Net Assets--100.0%                                                                  $ 750,121,990
                                                                                    =============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation (depreciation) of investments as of April 30,
    2005, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                         $    602,289,576
                                                           ================
    Gross unrealized appreciation                          $    154,251,650
    Gross unrealized depreciation                              (11,923,300)
                                                           ----------------
    Net unrealized appreciation                            $    142,328,350
                                                           ================

(a) Non-income producing security.

(b) Depositary Receipts.

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
    Act of 1940) were as follows:

                                                    Net            Interest
    Affiliate                                     Activity           Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                      $(6,994,697)       $104,731
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                      $(1,614,430)       $  1,071


(d) Restricted security as to resale, representing 0.4% of net assets.

                                   Acquisition
    Issue                              Date           Cost          Value

    Koninklijke Ahold NV*           12/11/2003     $2,612,154    $3,170,226

    * Depositary Receipts.

    See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Statement of Assets and Liabilities

As of April 30, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$587,567,051)                       $   739,314,141
           Investments in affiliated securities, at value (identified cost--$5,303,785)                                 5,303,785
           Cash                                                                                                            99,546
           Foreign cash (cost--$40,750)                                                                                    40,728
           Receivables:
               Dividends                                                                       $     7,258,603
               Securities sold                                                                       4,840,544
               Beneficial interest sold                                                                360,642
               Interest from affiliates                                                                  5,178         12,464,967
                                                                                               ---------------
           Prepaid expenses and other assets                                                                              124,219
                                                                                                                  ---------------
           Total assets                                                                                               757,347,386
                                                                                                                  ---------------

Liabilities

           Payables:
               Securities purchased                                                                  5,176,575
               Beneficial interest redeemed                                                          1,048,224
               Investment adviser                                                                      443,549
               Other affiliates                                                                        284,788
               Distributor                                                                             201,598          7,154,734
                                                                                               ---------------
           Accrued expenses                                                                                                70,662
                                                                                                                  ---------------
           Total liabilities                                                                                            7,225,396
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   750,121,990
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      $     1,897,401
           Class B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                              842,212
           Class C Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                              324,598
           Class I Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                            1,598,669
           Class R Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                                1,980
           Paid-in capital in excess of par                                                                           688,900,282
           Undistributed investment income--net                                                $     6,540,582
           Accumulated realized capital losses--net                                              (101,957,765)
           Unrealized appreciation--net                                                            151,974,031
                                                                                               ---------------
           Total accumulated earnings--net                                                                             56,556,848
                                                                                                                  ---------------
           Net Assets                                                                                             $   750,121,990
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $314,985,045 and 18,974,008 shares of beneficial
               interest outstanding                                                                               $         16.60
                                                                                                                  ===============
           Class B--Based on net assets of $121,404,532 and 8,422,117 shares of beneficial
               interest outstanding                                                                               $         14.41
                                                                                                                  ===============
           Class C--Based on net assets of $45,150,518 and 3,245,982 shares of beneficial
               interest outstanding                                                                               $         13.91
                                                                                                                  ===============
           Class I--Based on net assets of $268,294,400 and 15,986,688 shares of beneficial
               interest outstanding                                                                               $         16.78
                                                                                                                  ===============
           Class R--Based on net assets of $287,495 and 19,800 shares of beneficial interest
               outstanding                                                                                        $         14.52
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Statement of Operations

For the Six Months Ended April 30, 2005
Investment Income

           Dividends (net of $1,733,231 foreign withholding tax)                                                  $    12,204,930
           Interest from affiliates                                                                                       104,731
           Securities lending--net                                                                                          1,071
                                                                                                                  ---------------
           Total income                                                                                                12,310,732
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     2,912,480
           Account maintenance and distribution fees--Class B                                          666,249
           Account maintenance fees--Class A                                                           401,349
           Account maintenance and distribution fees--Class C                                          232,828
           Transfer agent fees--Class A                                                                214,457
           Transfer agent fees--Class I                                                                183,912
           Accounting services                                                                         157,147
           Transfer agent fees--Class B                                                                106,201
           Custodian fees                                                                              104,852
           Transfer agent fees--Class C                                                                 38,431
           Registration fees                                                                            35,586
           Printing and shareholder reports                                                             32,078
           Professional fees                                                                            27,883
           Trustees' fees and expenses                                                                  22,861
           Pricing fees                                                                                  6,124
           Account maintenance and distribution fees--Class R                                              961
           Transfer agent fees--Class R                                                                    268
           Other                                                                                        18,444
                                                                                               ---------------
           Total expenses                                                                                               5,162,111
                                                                                                                  ---------------
           Investment income--net                                                                                       7,148,621
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gainon:
               Investments--net                                                                     59,131,505
               Foreign currency transactions--net                                                      159,137         59,290,642
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                     15,457,355
               Foreign currency transactions--net                                                    (212,353)         15,245,002
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                     74,535,644
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    81,684,265
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                  April 30,         October 31,
Increase (Decrease) in Net Assets:                                                                   2005               2004
Operations

           Investment income--net                                                              $     7,148,621    $     7,518,460
           Realized gain--net                                                                       59,290,642         66,414,398
           Change in unrealized appreciation/depreciation--net                                      15,245,002         44,286,448
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     81,684,265        118,219,306
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                             (3,365,709)        (4,465,133)
               Class B                                                                               (817,956)          (965,539)
               Class C                                                                               (349,969)          (308,166)
               Class I                                                                             (3,564,298)        (4,042,258)
               Class R                                                                                 (2,125)                (2)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                     (8,100,057)        (9,781,098)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Net decrease in net assets derived from beneficial interest transactions               (49,806,285)        (5,745,667)
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                              11,109                635
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             23,789,032        102,693,176
           Beginning of period                                                                     726,332,958        623,639,782
                                                                                               ---------------    ---------------
           End of period*                                                                      $   750,121,990    $   726,332,958
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     6,540,582    $     7,492,018
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Financial Highlights
                                                                                              Class A
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,             For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    15.07    $    12.86   $    10.67   $    11.89   $    14.40
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net***                                     .16           .18          .20          .16          .18
           Realized and unrealized gain (loss)--net                     1.54          2.24         2.14       (1.20)       (1.96)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.70          2.42         2.34       (1.04)       (1.78)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.17)         (.21)        (.15)        (.18)           --
               Realized gain--net                                         --            --           --           --        (.50)
               In excess of realized gain--net                            --            --           --           --        (.23)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.17)         (.21)        (.15)        (.18)        (.73)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    16.60    $    15.07   $    12.86   $    10.67   $    11.89
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                       11.31%++        18.98%       22.29%      (8.93%)     (13.18%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   1.24%*         1.30%        1.33%        1.31%        1.31%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                     1.95%*         1.24%        1.78%        1.35%        1.36%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  314,985    $  296,757   $  280,223   $  265,602   $  276,919
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         35.10%        78.02%       64.01%       39.98%       37.77%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Financial Highlights (continued)
                                                                                              Class B
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,             For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    13.08    $    11.18   $     9.25   $    10.25   $    12.48
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net***                                     .08           .03          .10          .03          .07
           Realized and unrealized gain (loss)--net                     1.34          1.99         1.85       (1.00)       (1.70)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.42          2.02         1.95        (.97)       (1.63)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.09)         (.12)        (.02)        (.03)           --
               Realized gain--net                                         --            --           --           --        (.41)
               In excess of realized gain--net                            --            --           --           --        (.19)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.09)         (.12)        (.02)        (.03)        (.60)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    14.41    $    13.08   $    11.18   $     9.25   $    10.25
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                       10.82%++        18.14%       21.19%      (9.51%)     (13.87%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   2.01%*         2.09%        2.12%        2.10%        2.08%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                     1.08%*          .23%         .98%         .30%         .62%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  121,405    $  132,725   $   96,395   $  108,337   $  253,646
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         35.10%        78.02%       64.01%       39.98%       37.77%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Financial Highlights (continued)
                                                                                              Class C
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,             For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    12.64    $    10.83   $     9.00   $    10.03   $    12.25
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net***                                     .08           .02          .09          .05          .07
           Realized and unrealized gain (loss)--net                     1.29          1.92         1.81       (1.00)       (1.67)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.37          1.94         1.90        (.95)       (1.60)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.10)         (.13)        (.07)        (.08)           --
               Realized gain--net                                         --            --           --           --        (.42)
               In excess of realized gain--net                            --            --           --           --        (.20)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.10)         (.13)        (.07)        (.08)        (.62)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    13.91    $    12.64   $    10.83   $     9.00   $    10.03
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                       10.86%++        18.06%       21.29%      (9.59%)     (13.88%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   2.02%*         2.08%        2.12%        2.10%        2.10%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                     1.15%*          .20%         .99%         .48%         .58%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   45,151    $   44,166   $   25,134   $   24,153   $   30,838
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         35.10%        78.02%       64.01%       39.98%       37.77%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Financial Highlights (continued)
                                                                                              Class I
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,             For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    15.25    $    13.01   $    10.80   $    12.03   $    14.56
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net***                                     .19           .21          .23          .18          .22
           Realized and unrealized gain (loss)--net                     1.56          2.27         2.17       (1.20)       (1.98)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.75          2.48         2.40       (1.02)       (1.76)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.22)         (.24)        (.19)        (.21)           --
               Realized gain--net                                         --            --           --           --        (.52)
               In excess of realized gain--net                            --            --           --           --        (.25)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.22)         (.24)        (.19)        (.21)        (.77)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    16.78    $    15.25   $    13.01   $    10.80   $    12.03
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                       11.47%++        19.26%       22.57%      (8.68%)     (12.95%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    .99%*         1.05%        1.08%        1.06%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                     2.20%*         1.50%        2.00%        1.46%        1.59%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  268,294    $  252,580   $  221,888   $  189,899   $  281,109
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         35.10%        78.02%       64.01%       39.98%       37.77%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Financial Highlights (concluded)
                                                                                                     Class R

                                                                              For the Six          For the       For the Period
                                                                              Months Ended        Year Ended   January 3, 2003++
The following per share data and ratios have been derived                      April 30,         October 31,     to October 31,
from information provided in the financial statements.                            2005               2004             2003
Per Share Operating Performance

           Net asset value, beginning of period                                $      13.23       $      11.32       $       9.67
                                                                               ------------       ------------       ------------
           Investment income--net***                                                    .15                .33                .25
           Realized and unrealized gain--net                                           1.34               1.82               1.40
                                                                               ------------       ------------       ------------
           Total from investment operations                                            1.49               2.15               1.65
                                                                               ------------       ------------       ------------
           Less dividends from investment income--net                                 (.20)              (.24)                 --
                                                                               ------------       ------------       ------------
           Net asset value, end of period                                      $      14.52       $      13.23       $      11.32
                                                                               ============       ============       ============

Total Investment Return**

           Based on net asset value per share                                     11.26%+++             19.22%          17.06%+++
                                                                               ============       ============       ============

Ratios to Average Net Assets

           Expenses                                                                  1.47%*              1.35%             1.58%*
                                                                               ============       ============       ============
           Investment income--net                                                    1.62%*              2.51%             1.50%*
                                                                               ============       ============       ============

Supplemental Data

           Net assets, end of period (in thousands)                            $        287       $        104       $     --++++
                                                                               ============       ============       ============
           Portfolio turnover                                                        35.10%             78.02%             64.01%
                                                                               ============       ============       ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Amount is less than $1,000.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.



MERRILL LYNCH EUROFUND, APRIL 30, 2005



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH EUROFUND, APRIL 30, 2005



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days.
The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of ..15% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance           Distribution
                                                 Fee                    Fee

Class A                                         .25%                     --
Class B                                         .25%                   .75%
Class C                                         .25%                   .75%
Class R                                         .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders. The Fund did not accrue Class R distribution fees because of regulatory fee limits for a portion of the six months ended April 30, 2005.

For the six months ended April 30, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD                 MLPF&S

Class A                                      $ 1,452               $ 18,791
Class I                                      $   294               $  3,847


For the six months ended April 30, 2005, MLPF&S received contingent deferred sales charges of $35,427 and $840 relating to transactions in Class B and Class C Shares, respectively.



MERRILL LYNCH EUROFUND, APRIL 30, 2005



Notes to Financial Statements (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended April 30, 2005, MLIM, LLC received $440 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2005, the Fund reimbursed MLIM $9,658 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were $266,630,259 and $300,199,859, respectively.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $49,806,285 and $5,745,667 for the six months ended April 30, 2005 and the year ended October 31, 2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                                     Dollar
April 30, 2005                                    Shares             Amount

Shares sold                                      432,759    $     7,276,723
Automatic conversion of shares                   448,100          7,558,488
Shares issued to shareholders in
   reinvestment of dividends                     170,169          2,814,591
                                         ---------------    ---------------
Total issued                                   1,051,028         17,649,802
Shares redeemed                              (1,771,792)       (29,526,421)
                                         ---------------    ---------------
Net decrease                                   (720,764)    $  (11,876,619)
                                         ===============    ===============


Class A Shares for the Year                                          Dollar
Ended October 31, 2004                            Shares             Amount

Shares sold                                      694,486    $     9,796,831
Automatic conversion of shares                   853,461         12,235,452
Shares issued to shareholders in
   reinvestment of dividends                     277,998          3,775,211
Shares issued resulting from
   reorganization                                471,734          6,615,501
                                         ---------------    ---------------
Total issued                                   2,297,679         32,422,995
Shares redeemed                              (4,399,923)       (62,434,629)
                                         ---------------    ---------------
Net decrease                                 (2,102,244)    $  (30,011,634)
                                         ===============    ===============


Class B Shares for the
Six Months Ended                                                     Dollar
April 30, 2005                                    Shares             Amount

Shares sold                                      395,451    $     5,747,703
Shares issued to shareholders in
   reinvestment of dividends                      46,466            669,568
                                         ---------------    ---------------
Total issued                                     441,917          6,417,271
                                         ---------------    ---------------
Shares redeemed                              (1,654,739)       (23,849,115)
Automatic conversion of shares                 (515,735)        (7,558,488)
                                         ---------------    ---------------
Total redeemed                               (2,170,474)       (31,407,603)
                                         ---------------    ---------------
Net decrease                                 (1,728,557)    $  (24,990,332)
                                         ===============    ===============


Class B Shares for the Year                                          Dollar
Ended October 31, 2004                            Shares             Amount

Shares sold                                      695,607    $     8,646,065
Shares issued to shareholders in
   reinvestment of dividends                      69,927            830,038
Shares issued resulting from
   reorganization                              4,337,313         52,862,876
                                         ---------------    ---------------
Total issued                                   5,102,847         62,338,979
                                         ---------------    ---------------
Shares redeemed                              (2,593,448)       (32,155,835)
Automatic conversion of shares                 (980,237)       (12,235,452)
                                         ---------------    ---------------
Total redeemed                               (3,573,685)       (44,391,287)
                                         ---------------    ---------------
Net increase                                   1,529,162    $    17,947,692
                                         ===============    ===============


Class C Shares for the
Six Months Ended                                                     Dollar
April 30, 2005                                    Shares             Amount

Shares sold                                      159,501    $     2,266,636
Shares issued to shareholders in
   reinvestment of dividends                      21,164            294,186
                                         ---------------    ---------------
Total issued                                     180,665          2,560,822
Shares redeemed                                (429,950)        (5,979,569)
                                         ---------------    ---------------
Net decrease                                   (249,285)    $   (3,418,747)
                                         ===============    ===============



MERRILL LYNCH EUROFUND, APRIL 30, 2005



Notes to Financial Statements (concluded)


Class C Shares for the Year                                          Dollar
Ended October 31, 2004                            Shares             Amount

Shares sold                                      259,859    $     3,111,916
Shares issued to shareholders in
   reinvestment of dividends                      24,054            275,895
Shares issued resulting from
   reorganization                              1,584,595         18,663,787
                                         ---------------    ---------------
Total issued                                   1,868,508         22,051,598
Shares redeemed                                (695,064)        (8,368,312)
                                         ---------------    ---------------
Net increase                                   1,173,444    $    13,683,286
                                         ===============    ===============


Class I Shares for the
Six Months Ended                                                     Dollar
April 30, 2005                                    Shares             Amount

Shares sold                                    1,523,661    $    25,730,833
Shares issued to shareholders in
   reinvestment of dividends                     181,926          3,039,982
                                         ---------------    ---------------
Total issued                                   1,705,587         28,770,815
Shares redeemed                              (2,279,902)       (38,457,681)
                                         ---------------    ---------------
Net decrease                                   (574,315)    $   (9,686,866)
                                         ===============    ===============


Class I Shares for the Year                                          Dollar
Ended October 31, 2004                            Shares             Amount

Shares sold                                    2,504,179    $    36,220,817
Shares issued to shareholders in
   reinvestment of dividends                     259,805          3,564,504
Shares issued resulting from
   reorganization                                583,702          8,281,601
                                         ---------------    ---------------
Total issued                                   3,347,686         48,066,922
Shares redeemed                              (3,846,083)       (55,535,220)
                                         ---------------    ---------------
Net decrease                                   (498,397)    $   (7,468,298)
                                         ===============    ===============


Class R Shares for the
Six Months Ended                                                     Dollar
April 30, 2005                                    Shares             Amount

Shares sold                                       45,942    $       673,817
Shares issued to shareholders in
   reinvestment of dividends                         147              2,125
                                         ---------------    ---------------
Total issued                                      46,089            675,942
Shares redeemed                                 (34,186)          (509,663)
                                         ---------------    ---------------
Net increase                                      11,903    $       166,279
                                         ===============    ===============


Class R Shares for the Year                                          Dollar
Ended October 31, 2004                            Shares             Amount

Shares sold                                       11,127    $       142,930
Shares issued to shareholders in
   reinvestment of dividends                          --                  2
                                         ---------------    ---------------
Total issued                                      11,127            142,932
Shares redeemed                                  (3,240)           (39,645)
                                         ---------------    ---------------
Net increase                                       7,887    $       103,287
                                         ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended
April 30, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On October 31, 2004, the Fund had a net capital loss carryforward of $151,829,665, of which $15,545,212 expires in 2008, $47,287,114 expires in
2009, $33,617,465 expires in 2010 and $55,379,874 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


7. Commitments:
At April 30, 2005, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $5,184,000 and $4,841,000, respectively.



MERRILL LYNCH EUROFUND, APRIL 30, 2005



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Trustee and Kevin
A. Ryan, Trustee of Merrill Lynch EuroFund retired. The Fund's Board of Trustees wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund.



MERRILL LYNCH EUROFUND, APRIL 30, 2005



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH EUROFUND, APRIL 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch EuroFund


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch EuroFund


Date: June 20, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       --------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch EuroFund


Date: June 20, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch EuroFund


Date: June 20, 2005